Filed Pursuant to Rule 497
Registration No. 333-166636

Supplement No. 4, dated February 6, 2013,
to
Prospectus, dated August 17, 2012

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of Business Development Corporation of America (the “Company,” “our,” “us” or “we”) dated August 17, 2012 (the “Prospectus”).

You should carefully consider the “Risk Factors” beginning on page 26 of the Prospectus before you decide to invest.

Increase in Public Offering Price

On February 5, 2013, our board of directors approved an increase to our public offering price from $10.70 per share to $10.80 per share. This increase will become effective with the semi-monthly closing scheduled to occur on or about February 18, 2013. This public offering price increase is consistent with our pricing policy, which ensures that our net offering price is not less than our NAV per share.

Increase in Annualized Distribution

On February 5, 2013, our board of directors approved an increase to our annualized distribution. Distributions will be paid at the annualized rate of 7.75%, to become effective with the bi-monthly closing scheduled to occur on or about February 18, 2013. With each future public offering price increase, we intend to sustain a 7.75% annualized distribution rate, subject to further approval by our board of directors.

Extension of Offering

As announced on January 11, 2013, we will offer shares of our common stock until January 25, 2014, provided that the offering will be terminated if all of the 150.0 million shares of our common stock are sold before such date.